Exhibit 10.1

Execution Version

THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 15, 2017,

among

RICE ENERGY INC.,

as Parent Guarantor,

RICE ENERGY OPERATING LLC,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

BARCLAYS BANK PLC,

as Syndication Agent

WELLS FARGO SECURITIES, LLC,

and

BARCLAYS BANK PLC,

as Joint Lead Arrangers and Joint Bookrunners

BMO HARRIS FINANCING, INC.,

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

CAPITAL ONE, NATIONAL ASSOCIATION,

CITIBANK, N.A.,

FIFTH THIRD BANK,

and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of June 15, 2017 (the “Third Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (“Parent”); RICE ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with Parent and the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.    Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of October 19, 2016 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested that Regions Bank and Morgan Stanley Bank, N.A. (each, a “New Lender” and, collectively, the “New Lenders”) become Lenders under the Credit Agreement with a Maximum Credit Amount and Elected Commitment in the amounts as shown on Annex I to the Credit Agreement (as amended hereby).

C.    The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein, including to increase the Borrowing Base from $1,450,000,000 to $1,600,000,000 and to increase the Aggregate Elected Commitment Amounts from $1,450,000,000 to $1,600,000,000, in each case, to be effective as of the Third Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 2.

2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Third Amendment” means that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of June 15, 2017, among Parent, the Borrower, the other Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means June 15, 2017.

2.2    Amended Definitions. The definitions of “Aggregate Elected Commitment Amounts”, “Applicable Margin”, “Borrowing Base” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the Third Amendment Effective Date, the Aggregate Elected Commitment Amounts are $1,600,000,000.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	< 25%	≥ 25% <50%	≥ 50% <75%	≥ 75% <90%	≥ 90%
Eurodollar Loans	2.00%	2.25%	2.50%	2.75%	3.00%
ABR Loans	1.00%	1.25%	1.50%	1.75%	2.00%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 9.11. As of the Third Amendment Effective Date, the Borrowing Base shall be $1,600,000,000.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

2.4    Letters of Credit. Section 2.08(g) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(g)    Disbursement Procedures. The Issuing Bank shall, within the period stipulated by the terms and conditions of the applicable Letter of Credit, following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower by telephone (confirmed by facsimile) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

2.5    Investments. Section 9.05(h) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(h)    so long as (i) no Borrowing Base Deficiency exists or would result therefrom and (ii) no Event of Default exists or would result therefrom, other Investments that do not exceed $150,000,000 in the aggregate at any time; provided that the foregoing clause (i) shall not be applicable to Investments made by the Credit Parties pursuant to this Section 9.05(h) in an aggregate amount of up to $10,000,000 during the term of this Agreement.

2.6    Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Third Amendment and any Borrowings made on the Third Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Third Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Third Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Third Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.6.

Section 3.    Borrowing Base and Aggregate Elected Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, (a) the Borrowing Base shall be increased, from $1,450,000,000 to $1,600,000,000, and shall remain at $1,600,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement and (b) the Aggregate Elected Commitment Amounts shall be increased, from $1,450,000,000 to $1,600,000,000, in each case, to be effective as of the Third Amendment Effective Date. The Borrowing Base redetermination provided for herein shall constitute an Interim Redetermination elected by the Borrower for purposes of Section 2.07(b) of the Credit Agreement.

Section 4.    Conditions Precedent. The effectiveness of this Third Amendment is subject to the following:

4.1    The Administrative Agent shall have received counterparts of this Third Amendment from the Credit Parties and each of the Lenders (including the New Lenders).

4.2    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, in each case to the extent invoiced at least two Business Days prior to the Third Amendment Effective Date (or such later date as the Borrower may agree in its sole discretion).

4.3    The Administrative Agent shall have received a duly executed Note payable to each Lender that has requested a Note on or prior to the Third Amendment Effective Date in a principal amount equal to its Maximum Credit Amount (after giving effect to Section 2.6 hereof) dated as of the Third Amendment Effective Date.

Section 5.    New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Third Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Third Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6.    Miscellaneous.

6.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment, and this Third Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

6.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iv) agrees, with respect to each Credit Party that is a Guarantor, that its guarantee under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Third Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Third Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Third Amendment, no Event of Default exists.

6.3    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4    No Oral Agreement. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

6.5    Governing Law. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in each case to the extent required under Section 12.03 of the Credit Agreement.

6.7    Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8    Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY OPERATING LLC,
a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

PARENT:	RICE ENERGY INC.,
a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

GUARANTORS:	RICE DRILLING B LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE MARKETING LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE ENERGY MARKETING LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY, LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY II, LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY APPALACHIA II LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY APPALACHIA LLC,
a Pennsylvania limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY PICEANCE LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE ENERGY UINTA LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

VANTAGE FORT WORTH ENERGY LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

VANTAGE ENERGY II ALPHA, LLC,
a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

WELLS FARGO BANK, N.A.,
as Administrative Agent, a Lender and as an Issuing Bank

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BARCLAYS BANK PLC, as a Lender and as an Issuing Bank

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BMO HARRIS FINANCING, INC., as a Lender and as an Issuing Bank

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

COMERICA BANK, as a Lender

By:	/s/ Jason M. Klesel
Name:	Jason M. Klesel
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By:	/s/ Jessica McGuire
Name:	Jessica McGuire
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Authorized Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender and as an Issuing Bank

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

CITIZENS BANK NA, as a Lender

By:	/s/ Hernando Garcia
Name:	Hernando Garcia
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Victor F. Cruz
Name:	Victor F. Cruz
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

The undersigned hereby consents to this Third Amendment as required under Section 12.02 of the Credit Agreement and is signing this Third Amendment solely for such purpose. Upon the effectiveness of this Third Amendment, the undersigned shall cease to be a Lender for all purposes under the Loan Documents.

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Paul Edmonds
Name:	Paul Edmonds
Title:	SVP – Energy Lending

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Brandon Starr
Name:	Brandon Starr
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Shai Bander
Name:	Shai Bander
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

REGIONS BANK, as a Lender

By:	/s/ Daniel G. Steele
Name:	Daniel G. Steele
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY OPERATING LLC

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Wells Fargo Bank, N.A.	7.50000000%	$120,000,000.00	$187,500,000.00
Barclays Bank PLC	6.34375000%	$101,500,000.00	$158,593,750.00
BMO Harris Financing, Inc.	5.68750000%	$91,000,000.00	$142,187,500.00
Capital One, National Association	5.68750000%	$91,000,000.00	$142,187,500.00
Canadian Imperial Bank of Commerce, New York Branch	5.68750000%	$91,000,000.00	$142,187,500.00
Citibank, N.A.	5.68750000%	$91,000,000.00	$142,187,500.00
Fifth Third Bank	5.68750000%	$91,000,000.00	$142,187,500.00
PNC Bank, National Association	5.68750000%	$91,000,000.00	$142,187,500.00
Royal Bank of Canada	5.12500000%	$82,000,000.00	$128,125,000.00
Compass Bank	4.43750000%	$71,000,000.00	$110,937,500.00
JPMorgan Chase Bank, N.A.	4.43750000%	$71,000,000.00	$110,937,500.00
Comerica Bank	4.31250000%	$69,000,000.00	$107,812,500.00
ABN AMRO Capital USA LLC	3.71875000%	$59,500,000.00	$92,968,750.00
Citizens Bank NA	3.71875000%	$59,500,000.00	$92,968,750.00
Deutsche Bank AG New York Branch	3.71875000%	$59,500,000.00	$92,968,750.00
Goldman Sachs Bank USA	3.71875000%	$59,500,000.00	$92,968,750.00
SunTrust Bank	3.71875000%	$59,500,000.00	$92,968,750.00
Bank of America, N.A.	2.50000000%	$40,000,000.00	$62,500,000.00
U.S. Bank, National Association	2.34375000%	$37,500,000.00	$58,593,750.00
Branch Banking and Trust Company	2.06250000%	$33,000,000.00	$51,562,500.00
Regions Bank	2.06250000%	$33,000,000.00	$51,562,500.00
ZB, N.A. dba Amegy Bank	1.65625000%	$26,500,000.00	$41,406,250.00
Associated Bank, N.A.	1.50000000%	$24,000,000.00	$37,500,000.00
The Huntington National Bank	1.50000000%	$24,000,000.00	$37,500,000.00
Morgan Stanley Senior Funding, Inc.	1.35937500%	$21,750,000.00	$33,984,375.00
Morgan Stanley Bank, N.A.	0.14062500%	$2,250,000.00	$3,515,625.00

TOTAL	100.00000000%	$1,600,000,000.00	$2,500,000,000.00

ANNEX I